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                           SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. _____)


Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                           HOLMES MICROSYSTEMS, INC.

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                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction apply:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)  Proposed maximum aggregate value of transaction:
     $
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(5)  Total fee paid:
     $
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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, schedule or registration statement no.:

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(3)  Filing party:

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(4)  Date filed:

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                           HOLMES MICROSYSTEMS, INC.
                         80 Zhong Shan Er Road Parkway
                                   Guangzhon
                       People's Republic of China 510080

                             INFORMATION STATEMENT

                               February 26, 2001

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

General

     This Information Statement is first being furnished on or about February 26, 2001 to shareholders of record as of the close of business on January 30, 2001 (the "Record Date") of the common stock, $0.001 par value per share (the "Common Stock") of Holmes Microsystems, Inc. ("Holmes" or the "Company") in connection with the following (the "Action"):

     1. Amendment of the Articles of Incorporation, as amended, changing the name of the Company to Gosun Communications Ltd.

     The Board of Directors has approved, and a majority of the shareholders (the "Consenting Shareholders") representing 9,003,197 shares of the total shares outstanding of the Common Stock as of the Record Date have consented in writing, to the Action. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Texas Business Corporation Act and Holmes' By-Laws to approve the Action. Accordingly, the Action will not be submitted to the other shareholders of Holmes for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including Regulation 14C.

     This Information Statement contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements.

     The Company will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.

     FOR ADDITIONAL INFORMATION ABOUT THE COMPANY, REFERENCE IS MADE TO THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB.

     The principal executive office of Holmes is located at 80 Zhong Shan Er road, Guangzhon, People's Republic of China 510080.

                                  Page 2 of 6
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                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to the Articles of Incorporation, as amended, of Holmes (the "Name Amendment") to change the name of the Company from "Holmes Microsystems, Inc." to "Gosun Communications Ltd." The text of the Name Amendment is attached as Appendix A and is incorporated herein by reference.

     In the judgment of the Board of Directors, the change of the Company's corporate name is desirable in view of the recent acquisition pursuant to the Share Exchange Agreement dated as of January 12, 2001 (the "Agreement") by and among the Company, Kip Eardley, Howard Opeson, Gosun and the shareholders of Gosun named therein. Pursuant to the Agreement, on January 12, 2001 (the "Closing"), the Company acquired from the shareholders of Gosun all of the shares of Gosun (the "Acquisition") in exchange for an aggregate of 15,709,130 shares of Common Stock which shares represented 89% of the then issued and outstanding shares of the Company after giving effect to the Acquisition.

     The Name Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Texas, which will occur on or about March 15, 2001. Under federal securities, laws, the Company cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Persons Entitled to Notice

     The Record Date for the determination of the shareholders entitled to notice of and to consent to the Action has been fixed as of the close of business on January 30, 2001. As of January 30, 2001, there were outstanding 16,880,415, the Action has been duly approved by the Consenting Shareholders holding a majority of the outstanding Common Stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

     The Texas Business Corporation Act does not provide for dissenters rights in connection with the adoption of the Action.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the ownership of the Common Stock as of January 30, 2001 by: (i) each director; (ii) each of the executive officers; (iii) all executive officers and directors of Shopss as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of the Common Stock. Unless otherwise stated in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security, but securities subject to options, warrants or conversion rights owned by others (even if exercisable or convertible within sixty days) are not deemed to be outstanding shares. The address of those individuals for which an address is not otherwise indicated 80 Zhong Shan Er Road, Guangzhon, People's Republic of China 510080.

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                                               Beneficial Ownership
                                           ------------------------------
                                            Number of         Percentage
                                             Shares            Ownership
                                           -----------       ------------
Name
----
Yi-biao Chen............................     9,803,197          55.55%
Business Affairs Entertainment Inc. ....     1,109,322           6.27%
All Directors and Executive
Officers (5 persons)....................    11,805,038          66.90%



                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Yi-biao Chen
                                    -----------------------------------------
                                    Yi-biao Chen
                                    Chairman of the Board


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                                  FORM 10-QSB
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          A COPY OF SHOPSS'S FORM 10-QSB AS FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO HOLMES MICROSYSTEMS, HC., 80 ZHONG SHAN ER ROAD, GUANGZHON, PEOPLE'S REPUBLIC OF CHINA 510080.

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                                                                      Appendix A

                           CERTIFICATE OF AMENDMENT

                                      OF

                           ARTICLES OF INCORPORATION

                                      OF

                           HOLMES MICROSYSTEMS, INC.

                              a Texas Corporation

     The undersigned certifies that:

     1. He is the Chairman of the Board of Directors, respectively, of Holmes Microsystems, Inc.

     2. Article I of the Articles of Incorporation of this corporation is amended to read as follows:

     "The name of this corporation shall be:  Gosun Communications Ltd."

     3. The foregoing amendments of Articles of Incorporation has been duly approved by the board of directors and a majority of the shareholders of this corporation.

          We further declare under penalty of perjury under the laws of the State of Texas that the matters set forth in this certificate are true and correct of our own knowledge.


     DATE:  January 29, 2001


                                    /s/ Yi-biao Chen
                                    ___________________________________
                                    Yi-biao Chen, Chairman of the Board

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